                                                                    EXHIBIT 10.2

                             SECURED PROMISSORY NOTE

$62,500.00                                                         June 10, 2004
                                                            Carlsbad, California

      FOR VALUE RECEIVED, the undersigned, Gregory M. Quist ("Maker"), hereby promises to pay to JMAR Technologies, Inc., a Delaware corporation ("Payee"), or order, the principal sum of Sixty-Two Thousand Five Hundred and 00/100 Dollars ($62,500.00). The principal balance shall not accrue interest unless and until all amounts due hereunder are not paid in full on the date when due, and thereafter the unpaid amounts due hereunder shall accrue interest at the rate of ten percent (10%) per annum, or the maximum rate permitted by law if lesser, computed on the basis of a 365 day year.

      The entire principal of this Note shall be due and payable on the earlier of 90 days after: (i) the termination of that certain Alliance Agreement, dated June 10, 2004, among Payee, Maker and David A. Drake ("Alliance Agreement"),
(ii) the failure to complete the acquisition of the CORTS Business (as defined in the Alliance Agreement) by January 7, 2005 or any extended Closing Date agreed to by Payee or (iii) the termination of the Purchase Agreement to be entered into among Maker, Payee and David A. Drake prior to the Closing Date (as defined therein) following the occurrence of the events listed in Section 4.1(a), (b) or (e) of the Alliance Agreement. In the event that the CORTS Business is acquired by Payee, as contemplated by the Alliance Agreement, at the Closing all amounts owing under this Note shall be satisfied through the application by Payee of said amounts to the purchase price of the CORTS Business.

      The payment of this Note and the fulfillment of all other obligations of Maker hereunder are secured by and entitled to all of the benefits of that certain Security Agreement, dated June 10, 2004, executed by Maker and granting to Payee a security interest in certain assets of Maker.

      Principal hereunder shall be payable in lawful money of the United States of America and shall be payable to Payee or any successor holder of this Note at 5800 Armada Drive, Carlsbad, CA 92008, or at such other address as may be specified in a written notice to Maker given by Payee or any successor holder of this Note.

      In the event suit is commenced to obtain the payment of any amount payable hereunder, or to enforce any right of Payee or any successor holder hereunder or to enforce any obligation of Maker hereunder, the prevailing party to such suit shall be entitled to reasonable attorneys' fees from the nonprevailing party, as fixed by the Court.

      Maker shall have the right to prepay all or any part of the principal sum of this Note, without penalty of any kind whatsoever, at any time or from time to time.

      IN WITNESS WHEREOF, Maker has caused this Note to be executed by its officer thereunto duly authorized at Carlsbad, California as of the date first hereinabove written.

                                                         /s/ Gregory M. Quist
                                                         ----------------------
                                                             Gregory M. Quist

                             SECURED PROMISSORY NOTE

$62,500.00                                                         June 10, 2004
                                                            Carlsbad, California

      FOR VALUE RECEIVED, the undersigned, David A. Drake ("Maker"), hereby promises to pay to JMAR Technologies, Inc., a Delaware corporation ("Payee"), or order, the principal sum of Sixty-Two Thousand Five Hundred and 00/100 Dollars ($62,500.00). The principal balance shall not accrue interest unless and until all amounts due hereunder are not paid in full on the date when due, and thereafter the unpaid amounts due hereunder shall accrue interest at the rate of ten percent (10%) per annum, or the maximum rate permitted by law if lesser, computed on the basis of a 365 day year.

      The entire principal of this Note shall be due and payable on the earlier of 90 days after: (i) the termination of that certain Alliance Agreement, dated June 10, 2004, among Payee, Maker and Gregory Quist ("Alliance Agreement"), (ii) the failure to complete the acquisition of the CORTS Business (as defined in the Alliance Agreement) by January 7, 2005 or any extended Closing Date agreed to by Payee or (iii) the termination of the Purchase Agreement to be entered into among Maker, Payee and Gregory M. Quist prior to the Closing Date (as defined therein) following the occurrence of the events listed in Section 4.1(a), (b) or
(e) of the Alliance Agreement. In the event that the CORTS Business is acquired by Payee, as contemplated by the Alliance Agreement, at the Closing all amounts owing under this Note shall be satisfied through the application by Payee of said amounts to the purchase price of the CORTS Business.

      The payment of this Note and the fulfillment of all other obligations of Maker hereunder are secured by and entitled to all of the benefits of that certain Security Agreement, dated June 10, 2004, executed by Maker and granting to Payee a security interest in certain assets of Maker.

      Principal hereunder shall be payable in lawful money of the United States of America and shall be payable to Payee or any successor holder of this Note at 5800 Armada Drive, Carlsbad, CA 92008, or at such other address as may be specified in a written notice to Maker given by Payee or any successor holder of this Note.

      In the event suit is commenced to obtain the payment of any amount payable hereunder, or to enforce any right of Payee or any successor holder hereunder or to enforce any obligation of Maker hereunder, the prevailing party to such suit shall be entitled to reasonable attorneys' fees from the nonprevailing party, as fixed by the Court.

      Maker shall have the right to prepay all or any part of the principal sum of this Note, without penalty of any kind whatsoever, at any time or from time to time.

      IN WITNESS WHEREOF, Maker has caused this Note to be executed by its officer thereunto duly authorized at Carlsbad, California as of the date first hereinabove written.

                                                          /s/ David A. Drake
                                                          ---------------------
                                                              David A. Drake